Events After the Reporting Period	12 Months Ended
Dec. 31, 2022
Events After Reporting Period [Abstract]
Events After the Reporting Period

20. Events after the reporting period

On March 10, 2023, the Bank of England (“BoE”) issued a press release stating that it intended to put Silicon Valley Bank UK Limited (“SVBUK”) into a Bank Insolvency Procedure. Subsequently, on March 13, 2023, the BoE announced that it had taken the decision to sell SVBUK to HSBC UK Bank Plc (“HSBC”). The Company held cash and cash equivalents with SVBUK as at March 10, 2023. However, the BoE and HM Treasury confirmed that all depositors’ money with SVBUK is safe and secure as a result of the acquisition by HSBC. SVBUK’s business will continue to be operated normally by SVBUK and the Company has full access to its cash and cash equivalents held with SVBUK.

The Patents Court of the High Court of Justice of England and Wales heard the case between the Company and Gilead Sciences, Inc. and Gilead Sciences Limited between January 20, 2023 and February 3, 2023 and a judgment was handed down on March 21, 2023. In its judgment, the High Court deemed that the UK designations of EP 190 and EP 365 were invalid in the UK. This judgment may be appealed at the U.K. Court of Appeal, however following the judgment, the two Gilead entities are entitled to recover a portion of their legal costs from the Company. As disclosed in Note 19, the judgment was a post balance sheet adjusting event, and a provision of £3.0 million has been recognized as at December 31, 2022 with respect to an estimate of the cost reimbursement due to Gilead.

In 2018, the Company was granted a European patent from the EPO, EP 190, that covers the composition of matter of a genus of phosphoramidate nucleotide compounds that includes sofosbuvir, sold under the brand name Sovaldi®, a leading drug for the treatment of hepatitis C sold by Gilead Sciences, Inc. Later in 2018, Gilead filed an Opposition to EP 190 at the EPO in an attempt to revoke it. In February 2021, the EPO Opposition Division disagreed with Gilead and upheld amended patent claims that cover sofosbuvir. In June 2021, the decision by the EPO Opposition Division to uphold EP 190 was appealed by Gilead to the EPO Technical Boards of Appeal. The Company also filed an appeal to the EPO Technical Boards of Appeal against the decision by the EPO Opposition Division to only allow the patent in an amended form. On March 24, 2023, the EPO Technical Board of Appeal issued an oral decision revoking EP 190. The decision is final and has retroactive effect. Following this decision, the Company has reassessed its estimate of the outcome and financial effect of the patent infringement proceedings in Germany and, as disclosed in Note 19, has recognized a provision of £1.1 million at December 31, 2022 with respect to an estimate of the cost reimbursement due to Gilead.